EXECUTION VERSION

Exhibit 10.52

AMENDMENT No. 5 to the THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of November 2, 2018 (this “Amendment”), among CF INDUSTRIES HOLDINGS, INC., a Delaware corporation (“Holdings”), CF INDUSTRIES, INC., a Delaware corporation (the “Company”), and the LENDERS party hereto.
W I T N E S S E T H :
WHEREAS, the parties hereto have entered into that certain Third Amended and Restated Revolving Credit Agreement, dated as of September 18, 2015 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Revolving Credit Agreement”; the Existing Revolving Credit Agreement as amended by this Amendment, the “Amended Revolving Credit Agreement”), among Holdings, the Company, the Lenders party thereto, the Issuing Banks party thereto, the Administrative Agent and the other parties thereto; and
WHEREAS, the Company has requested that the Required Lenders (as defined in the Existing Revolving Credit Agreement) make certain modifications to the Existing Revolving Credit Agreement, all on the terms and conditions set forth herein.
NOW, THEREFORE, the parties hereto agree as follows:
Section 1.    Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Revolving Credit Agreement has the meaning assigned to such term in the Existing Revolving Credit Agreement. Each reference in the Existing Revolving Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Existing Revolving Credit Agreement shall, from the Fifth Amendment Effective Date (as defined below), refer to the Amended Revolving Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes under the Existing Revolving Credit Agreement.
Section 2.    Amendments to the Existing Revolving Credit Agreement. The Existing Revolving Credit Agreement is hereby amended as follows:
a.Section 1.1 of the Existing Revolving Credit Agreement is hereby amended by adding the following definitions in alphabetical order:
““Available Investment Amount” means 100% of an amount equal to the amount of cash and the fair market value of non-cash property received by any Loan Party or any Specified Non-Guarantor from and after the Available Investment Amount Effective Date from any Non-Guarantor Subsidiary (other than Nitrogen) or any Excluded Subsidiary in connection with either (i) any dividend, distribution or other return or payment with respect to the Equity Interests of such Non-Guarantor Subsidiary (other than Nitrogen) or such Excluded Subsidiary or (ii) any repayment of or return on principal (other than interest) of any

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Indebtedness for borrowed money owed by such Non-Guarantor Subsidiary (other than Nitrogen) or such Excluded Subsidiary to any Loan Party or any Specified Non-Guarantor; plus $250,000,000; minus (i) the aggregate amount of Investments made by Loan Parties and Specified Non-Guarantors pursuant to Section 6.8(a) in joint ventures, Non-Guarantor Subsidiaries and Excluded Subsidiaries that are not Guarantors, together with (x) the aggregate amount of Investments in reliance on Section 6.8(f) made by Loan Parties and Specified Non-Guarantors in Persons that are not Loan Parties and (y) the aggregate amount of Investments in reliance on Section 6.8(n) in Persons that do not become Guarantors pursuant thereto on or prior to the Fifth Amendment Effective Date and (ii) the aggregate amount of any Investments made from and after the Available Investment Amount Effective Date by any Loan Party or any Specified Non-Guarantor in reliance on Section 6.8(a), Section 6.8(f) or Section 6.8(n) in any Subsidiary or Excluded Subsidiary that is not a Loan Party; provided, however, that the aggregate amount of any Investment (without regard to any reductions made for any returns on principal or capital thereon or repayments made with respect thereto pursuant to the last sentence of the definition of “Investment”) made from and after the Available Investment Effective Date by any Loan Party or any Specified Non-Guarantor in reliance on Section 6.8(a), Section 6.8(f) or Section 6.8(n) in any Subsidiary or Excluded Subsidiary that was not a Loan Party at the time that such Investment was made shall be added to the Available Investment Amount at the time that such Subsidiary or Excluded Subsidiary becomes a Loan Party.””
““Available Investment Amount Effective Date” means November 1, 2018.””
“”Fifth Amendment Effective Date” means November 2, 2018.””
b.Section 6.8(a) of the Existing Revolving Credit Agreement is hereby amended by and restated in its entirety as follows:
“(a)    (i) Investments in Holdings, the Lead Borrower, any Subsidiary, any Excluded Subsidiary or any joint venture; provided that the aggregate amount of Investments made by Loan Parties and Specified Non-Guarantors pursuant to this Section 6.8(a) in joint ventures, Non-Guarantor Subsidiaries and Excluded Subsidiaries that are not Guarantors, together with (x) the aggregate amount of Investments in reliance on Section 6.8(f) made by Loan Parties and Specified Non-Guarantors in Persons that are not Loan Parties and (y) the aggregate amount of Investments in reliance on Section 6.8(n) in Persons that do not become Guarantors pursuant thereto, shall not exceed the Available Investment Amount;”
c.Section 6.8(f) of the Existing Revolving Credit Agreement is hereby amended by and restated in its entirety as follows:
“(f)    Investments constituting Guarantees to the extent not prohibited by Section 6.5; provided that the aggregate amount of Investments made by Loan Parties and Specified Non-Guarantors pursuant to this Section 6.8(f) in Persons that are not Loan Parties, together with (x) the aggregate amount of Investments pursuant to Section 6.8(a) made by Loan Parties and Specified Non-Guarantors in joint ventures, Non-Guarantor Subsidiaries and non-Guarantor Excluded Subsidiaries and (y) the aggregate amount of Investments in

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reliance on Section 6.8(n) in Persons that do not become Guarantors pursuant thereto, shall not exceed the Available Investment Amount;”
d.The proviso at the end of Section 6.8(n) of the Existing Revolving Credit Agreement is hereby amended by and restated in its entirety as follows:
“provided that the aggregate amount of Investments made under this Section 6.8(n) in Persons that do not become Guarantors pursuant to clause (iv), together with the aggregate amount of Investments pursuant to Section 6.8(a) made by Loan Parties and Specified Non-Guarantors in joint ventures, Non-Guarantor Subsidiaries and non-Guarantor Excluded Subsidiaries, shall not exceed the Available Investment Amount;”
Section 3.    Representations of the Company and Holdings. Each of the Company and Holdings represents and warrants that, after giving effect to this Amendment, (a) all representations and warranties set forth in the Existing Revolving Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Fifth Amendment Effective Date, except that (i) to the extent that any such representation or warranty is stated to relate solely to an earlier date, it shall be true and correct in all material respects as of such earlier date and (ii) any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects and (b) no Default or Event of Default shall exist and be continuing on the Fifth Amendment Effective Date.
Section 4.    Conditions to Fifth Amendment Effective Date. This Amendment shall become effective as of the date (the “Fifth Amendment Effective Date”) that each of the following conditions precedent are satisfied or waived in accordance with Section 9.2 of the Existing Revolving Credit Agreement:
(a)    the Administrative Agent (or its counsel) shall have received, from each of Holdings, the Company and Lenders that in the aggregate constitute the Required Lenders under the Existing Revolving Credit Agreement as of the Fifth Amendment Effective Date, a counterpart of this Amendment, signed on behalf of such party (which may include facsimile or other electronic transmission of a signed signature page of this Amendment);
(b)    the Administrative Agent shall have received a certificate, dated the Fifth Amendment Effective Date and signed on behalf of the Company by a Responsible Officer or Financial Officer of the Company, certifying as to the items set forth in Section 3 hereof as of the Fifth Amendment Effective Date; and
(c)     the Administrative Agent shall have received, or substantially concurrently with the Fifth Amendment Effective Date shall receive, all expenses required to be paid by the applicable Loan Parties on the Fifth Amendment Effective Date under the Existing Revolving Credit Agreement (including, without limitation, the reasonable and documented out-of-pocket fees, charges and disbursements of Davis Polk & Wardwell LLP, counsel to the Administrative Agent) to the extent invoiced to the Company at least three (3) Business Days prior to the Fifth Amendment Effective Date (or such later date as the Company shall permit in its reasonable discretion).

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Upon the occurrence of the Fifth Amendment Effective Date, (i) this Amendment shall be a binding agreement between the parties hereto and their permitted assigns under the Existing Revolving Credit Agreement and (ii) each party hereto agrees that their consents to this Amendment, once delivered, are irrevocable and may not be withdrawn.
Section 5.    Certain Consequences of Effectiveness.
(a)    Except as set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other party under the Existing Revolving Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Revolving Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
(b)    Except for the amendments set forth herein, nothing herein shall be deemed to entitle Holdings, any Borrower or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Revolving Credit Agreement or any other Loan document in similar or different circumstances.
(c)    By signing this Amendment, each of Holdings and the Company hereby confirms that (i) the Obligations of each of Holdings, each of the Borrowers and each Guarantor under the Amended Revolving Credit Agreement and the other Loan Documents as amended hereby are entitled to the benefit of the Guarantees set forth in the relevant Loan Documents and (ii) the Loan Documents as amended hereby are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.
Section 6.    Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
Section 7.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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Section 8.    Venue; Etc. Each party hereto hereby agrees to the terms set forth in Sections 9.9(b), (c) and (d) of the Existing Revolving Credit Agreement, and such Sections are hereby incorporated by reference herein mutatis mutandis.
Section 9.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment.
[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
CF INDUSTRIES HOLDINGS, INC., as Holdings
By: /s/ Daniel L. Swenson
Name: Daniel L. Swenson
Title: Vice President, Treasurer and Assistant Secretary
CF INDUSTRIES, INC., as the Company
By: /s/ Daniel L. Swenson
Name: Daniel L. Swenson
Title: Vice President, Treasurer and Assistant Secretary

Signature Page to Amendment No. 5 to Third Amended and Restated Revolving Credit Agreement

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MORGAN STANLEY BANK, N.A.,
as a Lender
By: /s/ Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory

Signature Page to Amendment No. 5 to Third Amended and Restated Revolving Credit Agreement

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MUFG BANK, LTD. (FORMERLY KNOWN AS THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), as a Lender
By: /s/ Mark Campbell
Name: Mark Campbell
Title: Authorized Signatory

Signature Page to Amendment No. 5 to Third Amended and Restated Revolving Credit Agreement

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BANK OF MONTREAL,
as a Lender
By: /s/ Brian L. Banke
Name: Brian L. Banke
Title: Managing Director

Signature Page to Amendment No. 5 to Third Amended and Restated Revolving Credit Agreement

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GOLDMAN SACHS BANK USA,
as a Lender
By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

Signature Page to Amendment No. 5 to Third Amended and Restated Revolving Credit Agreement

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ROYAL BANK OF CANADA,
as a Lender
By: /s/ Sinan Tarlan
Name: Sinan Tarlan
Title: Authorized Signatory

Signature Page to Amendment No. 5 to Third Amended and Restated Revolving Credit Agreement

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Nathan R. Rantala
Name: Nathan R. Rantala
Title: Managing Director

Signature Page to Amendment No. 5 to Third Amended and Restated Revolving Credit Agreement

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THE BANK OF NOVA SCOTIA,
as a Lender
By: /s/ Sangeeta Shah
Name: Sangeeta Shah
Title: Director

Signature Page to Amendment No. 5 to Third Amended and Restated Revolving Credit Agreement

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CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender
By: /s/ Andrew R. Campbell
Name: Andrew R. Campbell
Title: Authorized Signatory
By: /s/ Robert Robin
Name: Robert Robin
Title: Authorized Signatory

Signature Page to Amendment No. 5 to Third Amended and Restated Revolving Credit Agreement

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CITIBANK, N.A., as a Lender
By: /s/ David Jaffe
Name: David Jaffe
Title: Vice President

Signature Page to Amendment No. 5 to Third Amended and Restated Revolving Credit Agreement

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PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ David T. McNeela
Name: David T. McNeela
Title: Managing Director

Signature Page to Amendment No. 5 to Third Amended and Restated Revolving Credit Agreement

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SUNTRUST BANK, as a Lender
By: /s/ Carlos Cruz
Name: Carlos Cruz
Title: Director

Signature Page to Amendment No. 5 to Third Amended and Restated Revolving Credit Agreement

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By: /s/ Paul E. Rouse
Name: Paul E. Rouse
Title: Vice President

Signature Page to Amendment No. 5 to Third Amended and Restated Revolving Credit Agreement

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BANK OF AMERICA, N.A.,
as a Lender
By: /s/ Jeremy Dhein
Name: Jeremy Dhein
Title: SVP

Signature Page to Amendment No. 5 to Third Amended and Restated Revolving Credit Agreement

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COBANK ACB,
as a Lender
By: /s/ Alan V. Schuler
Name: Alan v. Schuler
Title: Vice President

Signature Page to Amendment No. 5 to Third Amended and Restated Revolving Credit Agreement
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